Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Prospectus Dated October 31, 2010

Frontegra Columbus Core Plus Fund

Institutional Class Shares (FRTRX)

Service Class Shares (FRTSX)

Class Y Shares (FRTYX)

Frontegra Columbus Core Fund

Institutional Class Shares (FRIGX)

Service Class Shares (FRISX)

On January 25, 2011, the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Company”), on behalf of the Frontegra Columbus Core Plus Fund (the “Core Plus Fund”) and Frontegra Columbus Core Fund (the “Core Fund” and, collectively with the Core Plus Fund, the “Acquired Funds”), approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Acquired Funds would be reorganized with and into, respectively, the Scout Core Plus Bond Fund (the “Scout Core Plus Fund”) and Scout Bond Fund (to be renamed the Scout Core Bond Fund) (the “Scout Bond Fund” and, collectively with the Scout Core Plus Fund, the “Acquiring Funds”) (the “Reorganization”).  The Scout Core Plus Fund will be a newly-created series of Scout Funds (“Scout”) and the Scout Bond Fund is an existing series of Scout.  The Acquiring Funds will have the same investment objectives and substantially similar policies, strategies and restrictions as the Acquired Funds.  The Reorganization is subject to approval by shareholders of the Acquired Funds.

Under the terms of the Plan approved by the Board, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the applicable class of the Acquiring Fund (the “Acquiring Fund Shares”) issued to the Acquired Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.  Each Acquired Fund will then distribute, pro rata, to its shareholders of record, all of the Acquiring Fund Shares received by the Acquired Fund in complete liquidation and termination of the Acquired Fund as a series of the Company.  With respect to the Acquired Funds, only Institutional Class and Class Y shares of the Core Plus Fund and Institutional Class shares of the Core Fund are subject to the Reorganization.

As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the applicable class of the corresponding Acquiring Fund and will receive Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the valuation date, as described in the Plan.  It is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes.  Shareholders of the Acquired Funds may wish to consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

In connection with the Reorganization, Scout Investments, Inc. (f/k/a Scout Investment Advisors, Inc.) (“SI”), will contractually agree to waive advisory fees and/or assume certain fund expenses of the applicable class of each Acquiring Fund so that shareholders of each Acquiring

Fund will be subject to the same expense ratio as under the existing expense cap/reimbursement agreement between the Company, on behalf of the Acquired Funds, and Frontegra Asset Management, Inc., the current investment adviser to the Acquired Funds, for at least two years following the consummation of the Reorganization.  SI will be the investment adviser to the Acquiring Funds following the Reorganization.

Additionally, the Board unanimously approved a new subadvisory agreement (the “New Agreement”) between the Company, on behalf of the Acquired Funds, and SI, subject to approval by shareholders of the Acquired Funds.  SI has served as the subadviser to the Acquired Funds under an interim subadvisory agreement (the “Interim Agreement”) since November 30, 2010, which was approved by the Board on November 15, 2010 pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended.  The New Agreement will take effect upon expiration of the Interim Agreement if the Reorganization is not consummated.

The Plan and New Agreement require the approval of the shareholders of each Acquired Fund.  Assuming shareholders of each Acquired Fund approve the Plan, the Reorganization is expected to close in April 2011.  Shareholders of record will receive a Combined Proxy Statement/Prospectus which describes in detail the Reorganization, the Acquiring Funds and New Agreement.

The Board also approved the closing of the Service Class shares of the Acquired Funds.  As of January 25, 2011, Service Class shares of the Acquired Funds will no longer be offered.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is January 25, 2011.

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